UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05262

MFS SERIES TRUST VIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
October 31, 2023
MFS®  Income Fund
MFO-ANN

MFS® Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	53.6%
Investment Grade Corporates	27.0%
Collateralized Loan Obligations	11.0%
High Yield Corporates	8.2%
Emerging Markets Bonds	4.4%
Commercial Mortgage-Backed Securities	3.5%
Municipal Bonds	0.9%
Asset-Backed Securities	0.7%
Non-U.S. Government Bonds	0.1%
Mortgage-Backed Securities	0.1%
Composition including fixed income credit quality (a)(i)
AAA	4.7%
AA	4.6%
A	8.8%
BBB	25.9%
BB	6.4%
B	4.7%
CCC	0.6%
U.S. Government	43.5%
Federal Agencies	0.1%
Not Rated	10.2%
Cash & Cash Equivalents	0.6%
Other	(10.1)%

Portfolio facts
Average Duration (d)	6.0
Average Effective Maturity (m)	8.3 yrs.

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(p)	For purposes of the presentation of Portfolio structure at value, Other includes market value from currency derivatives and may be negative.
(q)	For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended October 31, 2023, Class A shares of the MFS Income Fund (fund) provided a total return of 1.99%, at net asset value. This compares with a return of 0.36% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
Relative to the Bloomberg U.S. Aggregate Bond Index, the fund’s asset allocation decisions, most notably, its overweight exposure to both the industrials and financial institutions sectors, and the fund’s exposure to collateralized mortgage obligation (CMO) securities, for which the benchmark has no exposure, contributed to performance. Additionally, the fund’s significant underweight allocation to agency fixed-rate mortgage-backed securities (MBS) further strengthened relative results. Bond selection within both the industrials and financial institutions sectors, particularly within “BBB” rated(r) bonds, also supported relative returns.
Conversely, the fund's positioning along the yield curve(y) detracted from relative performance.

Management Review - continued
Respectfully,
Portfolio Manager(s)
Neeraj Arora, Philipp Burgener, David Cole, Alexander Mackey, Joshua Marston, and Michael Skatrud
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 10/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment

Performance Summary  - continued
Total Returns through 10/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/29/1987	1.99%	0.86%	1.53%	N/A
B	9/07/1993	1.22%	0.13%	0.78%	N/A
C	9/01/1994	1.21%	0.13%	0.79%	N/A
I	1/08/1997	2.24%	1.11%	1.76%	N/A
R6	3/02/2018	2.33%	1.20%	N/A	0.87%
Comparative benchmark(s)

Bloomberg U.S. Aggregate Bond Index (f)	0.36%	(0.06)%	0.88%	N/A
Average annual with sales charge

A With Initial Sales Charge (4.25%)	(2.34)%	(0.01)%	1.09%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(2.68)%	(0.23)%	0.78%	N/A
C With CDSC (1% for 12 months) (v)	0.23%	0.13%	0.79%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Performance information prior to December 2, 2019 reflects time periods when the fund had (i) a policy permitting the fund to invest up to 100% of its assets in below investment grade quality debt instruments and (ii) a policy permitting the fund to invest

Performance Summary  - continued
in equity securities as a principal investment strategy. The fund’s investment policies and strategies changed effective December 2, 2019.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2023 through October 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Expenses Paid During Period (p) 5/01/23-10/31/23
A	Actual	0.74%	$1,000.00	$948.58	$3.63
	Hypothetical (h)	0.74%	$1,000.00	$1,021.48	$3.77
B	Actual	1.49%	$1,000.00	$944.50	$7.30
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
C	Actual	1.49%	$1,000.00	$945.93	$7.31
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
I	Actual	0.49%	$1,000.00	$949.65	$2.41
	Hypothetical (h)	0.49%	$1,000.00	$1,022.74	$2.50
R6	Actual	0.39%	$1,000.00	$951.83	$1.92
	Hypothetical (h)	0.39%	$1,000.00	$1,023.24	$1.99
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
10/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.3%
Aerospace & Defense – 0.8%
Boeing Co., 2.196%, 2/04/2026	$2,018,000	$1,854,201
Boeing Co., 5.705%, 5/01/2040	1,359,000	1,202,130
Boeing Co., 5.805%, 5/01/2050	4,282,000	3,686,377
Bombardier, Inc., 7.5%, 2/01/2029 (n)	5,000,000	4,631,306
TransDigm, Inc., 4.625%, 1/15/2029	11,500,000	9,915,760
		$21,289,774
Asset-Backed & Securitized – 15.2%
ACREC 2021-FL1 Ltd., “D”, FLR, 8.099% ((SOFR - 1mo. + 0.11448%) + 2.65%), 10/16/2036 (n)	$2,591,000	$2,433,537
ACREC 2023-FL2 LLC, “AS”, FLR, 8.166% (SOFR - 1mo. + 2.832%), 2/19/2038 (n)	7,500,000	7,456,185
ACRES 2021-FL2 Issuer Ltd., “C”, FLR, 8.1% ((SOFR - 1mo. + 0.11448%) + 2.65%), 1/15/2037 (n)	3,162,000	3,030,452
Allegro CLO Ltd., 2014-1RA, “C”, FLR, 8.674% ((SOFR - 3mo. + 0.26161%) + 3%), 10/21/2028 (n)	1,250,000	1,235,280
Arbor Realty Trust, Inc., CLO, 2021-FL1, “A”, FLR, 6.419% ((SOFR - 1mo. + 0.11448%) + 0.97%), 12/15/2035 (n)	4,743,044	4,695,049
Arbor Realty Trust, Inc., CLO, 2021-FL1, “AS”, FLR, 6.649% ((SOFR - 1mo. + 0.11448%) + 1.2%), 12/15/2035 (n)	3,925,000	3,823,633
Arbor Realty Trust, Inc., CLO, 2021-FL1, “B”, FLR, 6.948% ((SOFR - 1mo. + 0.11448%) + 1.5%), 12/15/2035 (n)	2,000,000	1,941,738
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 7.449% ((SOFR - 1mo. + 0.11448%) + 2%), 12/15/2035 (n)	4,000,000	3,876,672
Arbor Realty Trust, Inc., CLO, 2021-FL1, “D”, FLR, 8.399% ((SOFR - 1mo. + 0.11448%) + 2.95%), 12/15/2035 (n)	2,701,000	2,635,735
Arbor Realty Trust, Inc., CLO, 2021-FL2, “AS”, FLR, 6.849% ((SOFR - 1mo. + 0.11448%) + 1.4%), 5/15/2036 (n)	6,095,000	5,945,033
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 7.049% ((SOFR - 1mo. + 0.11448%) + 1.6%), 5/15/2036 (n)	2,596,000	2,514,086
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 7.398% ((SOFR - 1mo. + 0.11448%) + 1.95%), 5/15/2036 (n)	875,000	827,386
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 7.049% ((SOFR - 1mo. + 0.11448%) + 1.6%), 8/15/2034 (n)	2,000,000	1,918,490
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 7.299% ((SOFR - 1mo. + 0.11448%) + 1.85%), 8/15/2034 (n)	3,500,000	3,318,882
Arbor Realty Trust, Inc., CLO, 2021-FL3, “D”, FLR, 7.649% ((SOFR - 1mo. + 0.11448%) + 2.2%), 8/15/2034 (n)	539,000	504,859
Arbor Realty Trust, Inc., CLO, 2021-FL4, “A”, FLR, 6.799% ((SOFR - 1mo. + 0.11448%) + 1.35%), 11/15/2036 (n)	4,730,000	4,650,758

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 7.149% ((SOFR - 1mo. + 0.11448%) + 1.7%), 11/15/2036 (n)	$5,000,000	$4,905,879
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 7.749% ((SOFR - 1mo. + 0.11448%) + 2.3%), 11/15/2036 (n)	204,000	195,863
Arbor Realty Trust, Inc., CLO, 2021-FL4, “D”, FLR, 8.349% ((SOFR - 1mo. + 0.11448%) + 2.9%), 11/15/2036 (n)	15,061,500	14,329,644
Arbor Realty Trust, Inc., CLO, 2022-FL1, “D”, FLR, 8.32% (SOFR - 30 day + 3%), 1/15/2037 (n)	5,800,000	5,515,225
Arbor Realty Trust, Inc., CLO, 2022-FL1, “E”, FLR, 9.07% (SOFR - 30 day + 3.75%), 1/15/2037 (n)	4,500,000	4,225,824
Arbor Realty Trust, Inc., CLO, 2022-FL2, “D”, FLR, 9.685% (SOFR - 1mo. + 4.35%), 5/15/2037 (n)	8,038,000	7,822,176
AREIT 2019-CRE3 Trust, “D”, FLR, 8.099% ((SOFR - 1mo. + 0.11448%) + 2.65%), 9/14/2036 (n)	1,729,000	1,608,108
AREIT 2022-CRE6 Trust, “E”, FLR, 8.721% (SOFR - 30 day + 3.4%), 1/20/2037 (n)	4,500,000	4,121,118
AREIT 2022-CRE7 LLC, “B”, FLR, 8.579% (SOFR - 1mo. + 3.244%), 6/17/2039 (n)	6,000,000	5,943,096
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	1,483,018	1,483,200
Bain Capital Credit CLO Ltd., 2020-4A, “BR”, 7.916% (SOFR - 3mo. + 2.5%), 10/19/2036 (n)	12,000,000	11,969,400
Balboa Bay Loan Funding Ltd., 2020-1A, “CR”, FLR, 7.774% ((SOFR - 3mo. + 0.26161%) + 2.1%), 1/20/2032 (n)	2,083,333	2,031,354
Bayview Financial Revolving Mortgage Loan Trust, FLR, 7.041% ((SOFR - 1mo. + 0.11448%) + 1.6%), 12/28/2040 (n)	58,069	80,148
BBCMS Mortgage Trust, 2019-C5, “A4”, 3.063%, 11/15/2052	500,000	419,236
BBCMS Mortgage Trust, 2022-C18, “AS”, 6.149%, 12/15/2055	3,226,076	3,096,442
BDS 2021-FL9 Ltd., “C”, FLR, 7.349% ((SOFR - 1mo. + 0.11448%) + 1.9%), 11/16/2038 (n)	4,254,000	4,085,189
Benchmark 2019-B10 Mortgage Trust, “AM”, 3.979%, 3/15/2062	1,000,000	849,921
Benchmark 2019-B13 Mortgage Trust, “A4”, 2.952%, 8/15/2057	5,000,000	4,175,682
Benchmark 2023-V3 Mortgage Trust, “AS”, 7.097%, 7/15/2056	10,000,000	10,023,536
BSPDF 2021-FL1 Issuer Ltd., “B”, FLR, 7.249% ((SOFR - 1mo. + 0.11448%) + 1.8%), 10/15/2036 (n)	1,231,000	1,174,300
BSPRT 2021-FL6 Issuer Ltd., “C”, FLR, 7.499% ((SOFR - 1mo. + 0.11448%) + 2.05%), 3/15/2036 (n)	1,300,000	1,239,437
BSPRT 2021-FL7 Issuer Ltd., “D”, FLR, 8.199% ((SOFR - 1mo. + 0.11448%) + 2.75%), 12/15/2038 (n)	3,418,500	3,208,707
BSPRT 2022-FL8 Issuer Ltd., “D”, FLR, 8.12% (SOFR - 30 day + 2.8%), 2/15/2037 (n)	4,000,000	3,777,754
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	150,365	141,784

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Business Jet Securities LLC, 2021-1A, “C”, 5.067%, 4/15/2036 (n)	$203,379	$189,316
BXMT 2021-FL4 Ltd., “B”, FLR, 7% ((SOFR - 1mo. + 0.11448%) + 1.55%), 5/15/2038 (n)	2,123,000	1,946,704
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	764,773	723,876
CHCP 2021-FL1 Ltd., “B”, FLR, 7.1% ((SOFR - 1mo. + 0.11448%) + 1.65%), 2/15/2038 (n)	3,500,000	3,418,956
CHCP 2021-FL1 Ltd., “C”, FLR, 7.55% ((SOFR - 1mo. + 0.11448%) + 2.1%), 2/15/2038 (n)	549,500	527,749
CLNC 2019-FL1 Ltd., “C”, FLR, 7.848% (SOFR - 1mo. + 2.51448%), 8/20/2035 (n)	1,735,000	1,671,454
Columbia Cent CLO 28 Ltd., “B-R”, 7.792%, 11/07/2030 (n)	2,083,333	1,995,291
Commercial Equipment Finance 2021-A, LLC, “A”, 2.05%, 2/16/2027 (n)	679,262	661,004
Commercial Mortgage Pass-Through Certificates, 2019-BN16, “AS”, 4.267%, 2/15/2052	2,230,000	1,955,158
Commercial Mortgage Pass-Through Certificates, 2019-BN23, “A3”, 2.92%, 12/15/2052	5,777,000	4,780,849
Commercial Mortgage Pass-Through Certificates, 2019-BNK17, “AS”, 3.976%, 4/15/2052	5,000,000	4,300,101
Commercial Mortgage Pass-Through Certificates, 2023-BNK46, “B”, 6.773%, 8/15/2056	6,906,487	6,432,660
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,805,893	1,735,570
Crest Ltd., CDO, 7% (0.001% Cash or 7% PIK), 1/28/2040 (a)(p)	917,264	9
Cutwater 2015-1A Ltd., “BR”, FLR, 7.455% ((SOFR - 3mo. + 0.26161%) + 1.8%), 1/15/2029 (n)	1,500,000	1,485,647
Dryden Senior Loan Fund, 2017-49A, “CR”, CLO, FLR, 7.707% ((SOFR - 3mo. + 0.26161%) + 2.05%), 7/18/2030 (n)	2,000,000	1,928,056
Dryden Senior Loan Fund, 2022-113A, “BR”, FLR, 7.666% (SOFR - 3mo. + 2.25%), 10/19/2035 (n)	7,500,000	7,480,897
Enterprise Fleet Financing LLC, 2023-3, “A2”, 6.4%, 3/20/2030 (n)	7,112,000	7,118,977
GLGU 2023-1A Ltd., “B”, FLR, 8.362% (SOFR - 3mo. + 3%), 7/20/2035 (n)	15,000,000	14,996,730
GLS Auto Select Receivables Trust, 2023-2A, 6.37%, 6/15/2028 (n)	7,961,000	7,952,346
GS Mortgage Securities Trust, 2019-GC40, “AS”, 3.412%, 7/10/2052	2,200,000	1,805,044
HGI CRE CLO Ltd., 2021-FL3, “D”, FLR, 9.07% (SOFR - 30 day + 3.75%), 4/20/2037 (n)	4,500,000	4,352,013
HGI CRE CLO Ltd., 2022-FL3, “B”, FLR, 7.92% (SOFR - 1mo. + 2.6%), 4/20/2037 (n)	3,000,000	2,959,538

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
KREF 2021-FL2 Ltd., “D”, FLR, 7.65% ((SOFR - 1mo. + 0.11448%) + 2.2%), 2/15/2039 (n)	$1,837,000	$1,608,205
LCCM 2021-FL2 Trust, “C”, FLR, 7.599% ((SOFR - 1mo. + 0.11448%) + 2.15%), 12/13/2038 (n)	3,212,500	2,970,499
LoanCore 2019-CRE2 Ltd., “D”, FLR, 7.899% ((SOFR - 1mo. + 0.11448%) + 2.45%), 5/15/2036 (n)	1,291,000	1,191,608
LoanCore 2021-CRE5 Ltd., “C”, FLR, 7.799% (LIBOR - 1mo. + 2.35%), 7/15/2036 (n)	3,000,000	2,839,065
Madison Park Funding Ltd., 2017- 23A, “CR”, FLR, 7.649% ((SOFR - 3mo. + 0.26161%) + 2%), 7/27/2031 (n)	3,000,000	2,941,626
Magnetite XXXIX Ltd., 2023-39A, “C”, FLR, 7.935% (SOFR - 3mo. + 2.55%), 10/24/2033 (n)	8,000,000	8,000,000
MF1 2020-FL4 Ltd., “AS”, FLR, 7.55% ((SOFR - 1mo. + 0.11448%) + 2.1%), 11/15/2035 (n)	5,547,500	5,483,389
MF1 2020-FL4 Ltd., “B”, FLR, 8.199% ((SOFR - 1mo. + 0.11448%) + 2.75%), 11/15/2035 (n)	4,829,000	4,779,642
MF1 2020-FL4 Ltd., “C”, FLR, 9.05% (SOFR - 1mo. + 3.7145%), 11/15/2035 (n)	6,500,000	6,467,523
MF1 2021-FL5 Ltd., “B”, FLR, 6.9% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/15/2036 (n)	4,354,000	4,239,445
MF1 2021-FL5 Ltd., “C”, FLR, 7.149% ((SOFR - 1mo. + 0.11448%) + 1.7%), 7/15/2036 (n)	2,250,000	2,152,589
MF1 2021-FL5 Ltd., “D”, FLR, 7.95% ((SOFR - 1mo. + 0.11448%) + 2.5%), 7/15/2036 (n)	3,000,000	2,860,932
MF1 2021-FL6 Ltd., “AS”, FLR, 6.899% ((SOFR - 1mo. + 0.11448%) + 1.45%), 7/16/2036 (n)	2,100,000	2,040,812
MF1 2021-FL6 Ltd., “C”, FLR, 7.299% ((SOFR - 1mo. + 0.11448%) + 1.85%), 7/16/2036 (n)	3,357,603	3,208,055
MF1 2022-FL10 Ltd., “B”, FLR, 9.069% (SOFR - 1mo. + 3.735%), 9/17/2037 (n)	7,500,000	7,477,424
MF1 2022-FL8 Ltd., “A”, FLR, 6.684% (SOFR - 1mo. + 1.35%), 2/19/2037 (n)	9,026,000	8,847,700
MF1 2022-FL8 Ltd., “D”, FLR, 7.984% (SOFR - 30 day + 2.65%), 2/19/2037 (n)	5,000,000	4,666,791
MF1 2022-FL8 Ltd., “E”, FLR, 8.484% (SOFR - 30 day + 3.15%), 2/19/2037 (n)	4,500,000	4,118,620
MF1 2022-FL9 Ltd., “B”, FLR, 8.483% (SOFR - 1mo. + 3.15%), 6/19/2037 (n)	7,000,000	6,921,222
MF1 2023-FL12 LLC, “AS”, FLR, 8.078% (SOFR - 1mo. + 2.778%), 10/18/2038 (n)	15,000,000	14,829,684
Neuberger Berman CLO Ltd., 2013-15A, “CR2”, FLR, 7.505% ((SOFR - 3mo. + 0.26161%) + 1.85%), 10/15/2029 (n)	2,286,610	2,217,694

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Neuberger Berman CLO Ltd., 2016-21A, “CR2”, 7.727%, 4/20/2034 (n)	$1,750,000	$1,718,189
Neuberger Berman CLO Ltd., 2023-53A, “C”, 6.75% (SOFR - 3mo. + 2.6%), 10/23/2032 (n)	14,500,000	14,494,838
Oaktree CLO 2019-1A Ltd., “CR”, FLR, 8.024% ((SOFR - 3mo. + 0.26161%) + 2.35%), 4/22/2030 (n)	3,236,356	3,129,747
OSD CLO, 2023-27, Ltd., “B”, FLR, 7.794% (SOFR - 3mo. + 2.4%), 4/16/2035 (n)	10,000,000	9,958,130
Palmer Square Loan Funding 2021-4A Ltd., “A1”, FLR, 6.455% ((SOFR - 3mo. + 0.26161%) + 0.8%), 10/15/2029 (n)	3,301,029	3,281,497
Palmer Square Loan Funding 2023-1A Ltd., “A2”, FLR, 7.755% (SOFR - 3mo. + 2.5%), 7/20/2031 (n)	10,000,000	9,973,760
Parallel 2015-1A Ltd., “DR”, FLR, 8.227% ((SOFR - 3mo. + 0.26161%) + 2.55%), 7/20/2027 (n)	1,472,882	1,466,095
PFP III 2021-7 Ltd., “C”, FLR, 7.098% ((SOFR - 1mo. + 0.11448%) + 1.65%), 4/14/2038 (n)	431,478	417,206
PFP III 2021-8 Ltd., “D”, FLR, 7.599% ((SOFR - 1mo. + 0.11448%) + 2.15%), 8/09/2037 (n)	4,274,000	3,993,051
Race Point CLO Ltd., 2013-8A, “CR2”, FLR, 7.691% ((SOFR - 3mo. + 0.26161%) + 2.05%), 2/20/2030 (n)	1,500,000	1,471,481
Ready Capital Mortgage Financing 2023-FL12 LLC, FLR, 7.659% (SOFR - 1mo. + 2.335%), 5/25/2038 (n)	8,993,453	8,993,413
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.389% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036 (z)	1,770,000	1,610,571
Starwood Commercial Mortgage, 2021-FL2, “D”, 8.249%, 4/18/2038 (n)	3,000,000	2,610,207
Starwood Commercial Mortgage, 2022-FL3, “D”, FLR, 8.07% (SOFR - 30 day + 2.75%), 11/15/2038 (n)	2,750,000	2,575,690
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 7.3% ((SOFR - 1mo. + 0.11448%) + 1.85%), 3/15/2038 (n)	2,700,000	2,605,748
UBS Commercial Mortgage Trust, 2017-C7, “A4”, 3.679%, 12/15/2050	1,052,000	930,812
Voya CLO 2012-4A Ltd., “C1R3”, FLR, 8.955% ((SOFR - 3mo. + 0.26161%) + 3.3%), 10/15/2030 (n)	1,737,638	1,666,482
Voya CLO 2016-1A Ltd., “A2R”, FLR, 6.977% (SOFR - 3mo. + 1.562%), 1/20/2031 (n)	1,000,000	975,984
Voya CLO 2016-1A Ltd., “BR”, FLR, 7.477% (SOFR - 3mo. + 2.061%), 1/20/2031 (n)	2,910,000	2,781,864
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	1,740,000	1,594,265
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,490,000	3,094,303

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Wells Fargo Commercial Mortgage Trust, 2017-RB1, “A5”, 3.635%, 3/15/2050	$1,500,000	$1,357,255
Wells Fargo Commercial Mortgage Trust, 2018-C44, “A5”, 4.212%, 5/15/2051	1,500,000	1,374,687
		$409,586,543
Automotive – 0.9%
Hyundai Capital America, 2.1%, 9/15/2028 (n)	$2,000,000	$1,644,525
Hyundai Capital America, 6.375%, 4/08/2030 (n)	6,896,000	6,788,414
LKQ Corp., 6.25%, 6/15/2033	14,133,000	13,197,869
Stellantis Finance US, Inc., 2.691%, 9/15/2031 (n)	5,147,000	3,892,842
		$25,523,650
Broadcasting – 0.6%
Discovery Communications LLC, 4.65%, 5/15/2050	$857,000	$563,724
WarnerMedia Holdings, Inc., 4.279%, 3/15/2032	11,911,000	9,875,592
WarnerMedia Holdings, Inc., 5.141%, 3/15/2052	7,295,000	5,162,063
		$15,601,379
Brokerage & Asset Managers – 1.4%
Charles Schwab Corp., 5.853% to 5/19/2033, FLR (SOFR - 1 day + 2.5%) to 5/19/2034	$11,266,000	$10,332,886
Charles Schwab Corp., 5% to 6/01/2027, FLR (CMT - 5yr. + 3.256%) to 6/01/2170	11,272,000	8,902,505
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	2,794,000	2,554,967
LPL Holdings, Inc., 4%, 3/15/2029 (n)	7,300,000	6,277,025
LPL Holdings, Inc., 4.375%, 5/15/2031 (n)	9,776,000	8,187,687
Raymond James Financial, Inc., 4.65%, 4/01/2030	1,069,000	990,832
		$37,245,902
Building – 0.8%
Patrick Industries, Inc., 4.75%, 5/01/2029 (n)	$13,652,000	$11,078,390
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	6,900,000	5,637,457
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	6,600,000	4,994,330
		$21,710,177
Business Services – 0.9%
Fiserv, Inc., 5.6%, 3/02/2033	$5,570,000	$5,241,285
Global Payments, Inc., 2.9%, 5/15/2030	3,563,000	2,853,977
Global Payments, Inc., 2.9%, 11/15/2031	10,669,000	8,158,023
Verisk Analytics, Inc., 5.75%, 4/01/2033	8,999,000	8,624,227
		$24,877,512

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Cable TV – 1.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	$7,300,000	$5,853,398
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)	6,000,000	4,333,816
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.9%, 6/01/2052	1,824,000	1,029,555
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.25%, 4/01/2053	5,342,000	3,788,578
CSC Holdings LLC, 4.125%, 12/01/2030 (n)	6,100,000	4,086,769
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)	14,200,000	12,582,247
Time Warner Cable, Inc., 4.5%, 9/15/2042	2,031,000	1,333,948
Virgin Media Finance PLC, 5%, 7/15/2030 (n)	11,000,000	8,648,020
		$41,656,331
Computer Software – 0.4%
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)	$7,000,000	$5,903,696
Oracle Corp., 4.9%, 2/06/2033	4,765,000	4,278,954
		$10,182,650
Conglomerates – 1.2%
nVent Finance S.à r.l., 5.65%, 5/15/2033	$9,324,000	$8,464,750
Regal Rexnord Corp., 6.3%, 2/15/2030 (n)	4,486,000	4,221,260
Regal Rexnord Corp., 6.4%, 4/15/2033 (n)	14,302,000	13,120,586
Westinghouse Air Brake Technologies Corp., 4.7%, 9/15/2028	7,534,000	7,024,678
		$32,831,274
Construction – 0.2%
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	$6,900,000	$6,199,377
Consumer Products – 0.4%
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	$10,000,000	$8,163,224
Haleon US Capital LLC, 3.625%, 3/24/2032	2,275,000	1,895,158
		$10,058,382
Consumer Services – 0.8%
Expedia Group, Inc., 3.25%, 2/15/2030	$3,950,000	$3,271,038
Match Group Holdings II LLC, 5%, 12/15/2027 (n)	3,300,000	3,043,705
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)	10,700,000	8,212,250
Realogy Group LLC/Realogy Co-Issuer Corp., 5.75%, 1/15/2029 (n)	7,500,000	4,726,449
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2026 (n)	307,000	258,509
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2029 (n)	889,000	592,700

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2031 (n)		$307,000	$174,378
			$20,279,029
Containers – 0.1%
Berry Global, Inc., 5.5%, 4/15/2028 (n)		$4,029,000	$3,855,628
Electronics – 0.4%
Broadcom, Inc., 4.3%, 11/15/2032		$5,334,000	$4,539,226
SK Hynix, Inc., 6.375%, 1/17/2028 (n)		6,274,000	6,204,328
			$10,743,554
Emerging Market Quasi-Sovereign – 0.3%
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		$2,618,000	$2,342,534
Petroleos Mexicanos, 5.95%, 1/28/2031		3,769,000	2,696,720
PT Freeport Indonesia, 5.315%, 4/14/2032 (n)		2,506,000	2,233,068
			$7,272,322
Emerging Market Sovereign – 1.6%
Dominican Republic, 4.875%, 9/23/2032 (n)		$4,536,000	$3,665,473
Federal Republic of Nigeria, 7.375%, 9/28/2033		5,257,000	3,946,535
Federative Republic of Brazil, 10%, 1/01/2029	BRL	41,789,000	7,795,333
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	239,716,000	5,449,240
Republic of Angola, 8%, 11/26/2029		$3,070,000	2,444,702
Republic of Cote d'Ivoire, 4.875%, 1/30/2032 (n)	EUR	1,864,000	1,486,620
Republic of South Africa, 7.3%, 4/20/2052		$5,256,000	4,087,434
Republic of Turkey, 6.875%, 3/17/2036		6,204,000	5,122,767
United Mexican States, 7.75%, 5/29/2031	MXN	195,500,000	9,442,534
			$43,440,638
Energy - Independent – 1.3%
Energean PLC, 6.5%, 4/30/2027 (n)		$1,781,000	$1,481,614
Energian Israel Finance Ltd., 8.5%, 9/30/2033 (n)		4,320,000	3,763,800
EQT Corp., 5%, 1/15/2029		7,249,000	6,759,573
Leviathan Bond Ltd., 6.75%, 6/30/2030 (n)		1,834,000	1,550,856
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028 (n)		4,407,000	4,070,413
Occidental Petroleum Corp., 6.625%, 9/01/2030		10,000,000	10,030,562
Santos Finance Ltd., 6.875%, 9/19/2033 (n)		8,250,000	7,858,763
			$35,515,581
Energy - Integrated – 0.1%
Eni S.p.A., 4.25%, 5/09/2029 (n)		$1,685,000	$1,553,411

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Financial Institutions – 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.75%, 6/06/2028	$6,892,000	$6,616,498
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	5,000,000	3,870,943
Air Lease Corp., 5.85%, 12/15/2027	6,394,000	6,247,885
Air Lease Corp., 2.875%, 1/15/2032	5,633,000	4,286,311
Avolon Holdings Funding Ltd., 3.25%, 2/15/2027 (n)	2,342,000	2,062,069
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	9,944,000	8,321,197
Avolon Holdings Funding Ltd., 6.375%, 5/04/2028 (n)	3,115,000	3,011,765
Global Aircraft Leasing Co. Ltd., 6.5% (6.5% Cash or 7.25% PIK), 9/15/2024 (n)(p)	6,624,681	5,986,824
Shriram Transport Finance Co. Ltd., 4.4%, 3/13/2024 (n)	1,692,000	1,668,989
Sunac China Holdings Ltd., 7.5%, 2/01/2024 (a)(d)	1,057,000	158,550
		$42,231,031
Food & Beverages – 1.2%
Bacardi Ltd., 5.15%, 5/15/2038 (n)	$955,000	$801,300
Bacardi-Martini B.V., 5.9%, 6/15/2043 (n)	10,000,000	8,833,623
Central America Bottling Co., 5.25%, 4/27/2029 (n)	2,293,000	2,017,840
JBS USA Lux S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.5%, 1/15/2030	4,400,000	4,021,044
JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 4/01/2033	9,842,000	8,692,640
Post Holdings, Inc., 4.625%, 4/15/2030 (n)	11,000,000	9,211,272
		$33,577,719
Gaming & Lodging – 0.3%
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)	$1,276,000	$966,432
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2030	2,062,000	1,720,834
GLP Capital LP/GLP Financing II, Inc., 4%, 1/15/2031	400,000	325,316
Marriott International, Inc., 2.85%, 4/15/2031	654,000	513,938
Marriott International, Inc., 2.75%, 10/15/2033	4,537,000	3,322,487
		$6,849,007
Insurance – 0.8%
Corebridge Financial, Inc., 4.35%, 4/05/2042	$473,000	$342,951
Corebridge Financial, Inc., 4.4%, 4/05/2052	1,412,000	970,198
Corebridge Financial, Inc., 6.875% to 12/15/2027, FLR (CMT - 5yr. + 3.846%) to 12/15/2052	4,850,000	4,480,734
Equitable Holdings, Inc., 5.594%, 1/11/2033	6,136,000	5,649,963
MetLife, Inc., 5.375%, 7/15/2033	10,000,000	9,351,135
		$20,794,981

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Insurance - Health – 0.2%
Humana, Inc., 5.875%, 3/01/2033	$6,326,000	$6,133,344
Insurance - Property & Casualty – 1.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027 (n)	$6,250,000	$5,707,875
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	2,170,000	2,081,750
American International Group, Inc., 5.125%, 3/27/2033	5,455,000	4,960,549
Aon Corp., 4.5%, 12/15/2028	2,909,000	2,723,449
Aon Corp./Aon Global Holdings PLC, 5.35%, 2/28/2033	7,000,000	6,523,941
Brown & Brown, Inc., 2.375%, 3/15/2031	6,452,000	4,839,307
Brown & Brown, Inc., 4.2%, 3/17/2032	2,157,000	1,808,042
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	2,201,000	2,077,025
Fairfax Financial Holdings Ltd., 3.375%, 3/03/2031	452,000	363,928
Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032	9,062,000	8,372,669
Hub International Ltd., 5.625%, 12/01/2029 (n)	5,850,000	5,038,145
Hub International Ltd., 7.25%, 6/15/2030 (n)	5,791,000	5,648,889
		$50,145,569
International Market Quasi-Sovereign – 0.1%
Electricite de France S.A., 6.9%, 5/23/2053 (n)	$3,557,000	$3,309,203
Machinery & Tools – 0.8%
Ashtead Capital, Inc., 5.5%, 8/11/2032 (n)	$10,378,000	$9,285,810
Ashtead Capital, Inc., 5.55%, 5/30/2033 (n)	7,305,000	6,546,205
CNH Industrial N.V., 3.85%, 11/15/2027	1,025,000	944,611
Ritchie Bros Holdings, Inc., 7.75%, 3/15/2031 (n)	5,000,000	5,012,500
		$21,789,126
Major Banks – 5.7%
Banco Mercantil del Norte S.A., 6.625% to 1/24/2032, FLR (CMT - 10yr. + 5.034%) to 1/24/2171	$4,868,000	$3,658,174
Bank of America Corp., 4.271% to 7/23/2028, FLR ((SOFR - 3mo. + 0.26161%) + 1.31%) to 7/23/2029	579,000	526,900
Bank of America Corp., 2.572% to 10/20/2031, FLR (SOFR - 1 day + 1.21%) to 10/20/2032	8,268,000	6,192,260
Bank of America Corp., 5.015% to 7/22/2032, FLR (SOFR - 1 day + 2.16%) to 7/22/2033	3,000,000	2,682,231
Bank of America Corp., 5.288% to 4/25/2033, FLR (SOFR - 1 day + 1.630%) to 4/25/2034	10,503,000	9,486,212
Bank of America Corp., 3.846% to 3/08/2032, FLR (CMT - 1yr. + 2%) to 3/08/2037	4,785,000	3,774,828
Barclays PLC, 4.375%, 1/12/2026	1,325,000	1,264,748
Barclays PLC, 7.437% to 11/02/2032, FLR (CMT - 1yr. + 3.5%) to 11/02/2033	11,948,000	11,921,425

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Capital One Financial Corp., 3.273% to 3/01/2029, FLR (SOFR - 1 day + 1.79%) to 3/01/2030	$5,000,000	$4,100,048
Capital One Financial Corp., 7.624% to 10/30/2030, FLR (SOFR - 1 day + 3.07%) to 10/30/2031 (w)	5,078,000	5,075,538
Capital One Financial Corp., 5.817% to 2/01/2033, FLR (SOFR - 1 day + 2.6%) to 2/01/2034	5,330,000	4,661,467
Capital One Financial Corp., 6.377% to 6/08/2033, FLR (SOFR - 1 day + 2.860%) to 6/08/2034	7,125,000	6,497,503
Deutsche Bank AG, 7.146% to 7/13/2026, FLR (SOFR - 1 day + 2.52%) to 7/13/2027	5,752,000	5,748,030
Deutsche Bank AG, 2.311% to 11/16/2026, FLR (SOFR - 1 day + 1.219%) to 11/16/2027	2,217,000	1,917,548
Deutsche Bank AG, 6.72% to 1/18/2028, FLR (SOFR - 1 day + 3.18%) to 1/18/2029	8,912,000	8,747,520
Goldman Sachs Group, Inc., 2.65% to 10/21/2031, FLR (SOFR - 1 day + 1.264%) to 10/21/2032	6,695,000	5,033,660
Goldman Sachs Group, Inc., 3.102% to 2/24/2032, FLR (SOFR - 1 day + 1.41%) to 2/24/2033	4,410,000	3,428,305
HSBC Holdings PLC, 4.7% to 9/09/2031, FLR (CMT - 1yr. + 3.25%) to 9/09/2169	1,150,000	826,218
HSBC Holdings PLC, 4% to 9/09/2026, FLR (CMT - 1yr. + 3.222%) to 9/09/2170	536,000	444,136
Huntington Bancshares, Inc., 4.008% to 5/16/2024, FLR (SOFR - 1 day + 1.205%) to 5/16/2025	4,112,000	3,993,604
Huntington National Bank, 5.65%, 1/10/2030	9,145,000	8,378,321
JPMorgan Chase & Co., 4.851% to 7/25/2027, FLR (SOFR - 1 day + 1.99%) to 7/25/2028	4,000,000	3,822,026
JPMorgan Chase & Co., 2.956% to 5/13/2030, FLR (SOFR - 1 day + 2.515%) to 5/13/2031	726,000	585,433
JPMorgan Chase & Co., 2.963% to 1/25/2032, FLR (SOFR - 1 day + 1.26%) to 1/25/2033	4,000,000	3,116,379
Morgan Stanley, 4.679% to 7/17/2025, FLR (SOFR - 1 day + 1.669%) to 7/17/2026	6,000,000	5,829,953
Morgan Stanley, 5.449% to 7/20/2028, FLR (SOFR - 1 day + 1.63%) to 7/20/2029	1,796,000	1,727,285
Morgan Stanley, 2.511% to 10/20/2031, FLR (SOFR - 1 day + 1.2%) to 10/20/2032	7,539,000	5,638,901
Morgan Stanley, 5.424% to 7/21/2033, FLR (SOFR - 1 day + 1.88%) to 7/21/2034	9,774,000	8,920,551
NatWest Group PLC, 6.016% to 3/02/2033, FLR (CMT - 1yr. + 2.1%) to 3/02/2034	1,571,000	1,462,785
UBS Group AG, 4.703% to 8/05/2026, FLR (CMT - 1yr. + 2.05%) to 8/05/2027 (n)	3,165,000	3,015,196

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
UBS Group AG, 1.494% to 8/10/2026, FLR (CMT - 1yr. + 0.85%) to 8/10/2027 (n)	$3,500,000	$3,031,624
UBS Group AG, 4.375% to 2/10/2031, FLR (CMT - 1yr. + 3.313%) to 8/10/2171 (n)	2,746,000	1,906,421
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	1,618,000	1,471,069
Wells Fargo & Co., 5.574% to 7/25/2028, FLR (SOFR - 1 day + 1.74%) to 7/25/2029	3,333,000	3,213,957
Wells Fargo & Co., 2.572% to 2/11/2030, FLR ((SOFR - 3mo. + 0.26161%) + 1%) to 2/11/2031	5,515,000	4,366,821
Wells Fargo & Co., 3.35% to 3/02/2032, FLR (SOFR - 1 day + 1.5%) to 3/02/2033	4,571,000	3,599,053
Wells Fargo & Co., 3.9% to 3/15/2026, FLR (CMT - 1yr. + 3.453%) to 3/15/2071	4,785,000	4,144,576
		$154,210,706
Medical & Health Technology & Services – 1.1%
Adventist Health System/West, 5.43%, 3/01/2032	$5,185,000	$4,909,566
Alcon Finance Corp., 5.75%, 12/06/2052 (n)	6,027,000	5,427,153
CVS Health Corp., 5.3%, 6/01/2033	15,000,000	13,853,088
HCA, Inc., 5.125%, 6/15/2039	2,185,000	1,797,401
Marin General Hospital, 7.242%, 8/01/2045	2,805,000	2,449,064
ProMedica Toledo Hospital, “B”, 5.325%, 11/15/2028	1,437,000	1,099,305
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	568,000	542,460
Tower Health, 4.451%, 2/01/2050	1,730,000	782,508
		$30,860,545
Metals & Mining – 1.3%
Anglo American Capital PLC, 2.25%, 3/17/2028 (n)	$992,000	$840,142
Anglo American Capital PLC, 2.875%, 3/17/2031 (n)	5,161,000	4,002,453
Anglo American Capital PLC, 5.5%, 5/02/2033 (n)	4,251,000	3,864,539
Anglo American Capital PLC, 4.75%, 3/16/2052 (n)	5,361,000	3,847,100
FMG Resources Ltd., 4.375%, 4/01/2031 (n)	12,000,000	9,671,036
Glencore Funding LLC, 2.85%, 4/27/2031 (n)	7,907,000	6,138,098
Novelis Corp., 3.875%, 8/15/2031 (n)	10,100,000	7,888,102
		$36,251,470
Midstream – 1.5%
DCP Midstream Operating, LP, 3.25%, 2/15/2032	$7,368,000	$5,793,905
Enbridge, Inc., 3.125%, 11/15/2029	1,344,000	1,137,663
Enbridge, Inc., 5.7%, 3/08/2033	4,620,000	4,319,856
Enbridge, Inc., 2.5%, 8/01/2033	1,923,000	1,387,364
Plains All American Pipeline LP, 3.8%, 9/15/2030	4,057,000	3,418,803
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	3,285,000	2,946,572
Targa Resources Corp., 6.125%, 3/15/2033	8,342,000	7,989,489

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Targa Resources Corp., 4.95%, 4/15/2052	$5,521,000	$4,028,502
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030 (n)	11,000,000	10,376,937
		$41,399,091
Mortgage-Backed – 0.1%
Fannie Mae, 6.5%, 5/01/2031	$6,736	$6,705
Fannie Mae, 3%, 2/25/2033 (i)	191,176	16,205
Fannie Mae, 5.5%, 9/01/2034 - 11/01/2036	22,003	21,619
Fannie Mae, 6%, 11/01/2034	71,821	71,947
Fannie Mae, UMBS, 2.5%, 3/01/2050	48,034	37,268
Fannie Mae, UMBS, 4.5%, 7/01/2052 - 3/01/2053	1,720,786	1,538,081
Freddie Mac, 0.906%, 4/25/2024 (i)	63,154	131
Freddie Mac, UMBS, 4.5%, 7/01/2052 - 7/01/2053	1,537,217	1,373,853
Freddie Mac, UMBS, 3%, 6/01/2053	38,947	31,184
Ginnie Mae, 3%, 9/20/2047	83,340	69,686
		$3,166,679
Municipals – 0.8%
Alaska Industrial Development & Export Authority Rev., Taxable (Rental Car Facility Project at Ted Stevens Anchorage International Airport), “A”, NPFG, 5.25%, 3/01/2030	$4,845,000	$4,500,791
Bridgeview, IL, Stadium and Redevelopment Projects, Taxable, AAC, 5.14%, 12/01/2036	1,205,000	1,021,764
Escambia County, FL, Health Facilities Authority Rev., Taxable (Baptist Health Care Corp.), “B”, AGM, 3.607%, 8/15/2040	1,730,000	1,227,042
Kentucky Higher Education Student Loan Corp. Rev., Taxable, “A-2”, 5.949%, 6/01/2037	10,000,000	9,007,887
Oklahoma Development Finance Authority, Health System Rev., Taxable (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,750,000	3,223,428
Port Beaumont, TX, Industrial Development Authority Facility Rev., Taxable (Jefferson Gulf Coast Energy Project), “B”, 4.1%, 1/01/2028 (n)	2,755,000	2,173,960
Puerto Rico Electric Power Authority Rev., “A”, 5%, 7/01/2042 (a)(d)	30,000	7,500
Puerto Rico Electric Power Authority Rev., “ZZ”, 5%, 7/01/2018 (a)(d)	455,000	113,750
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, Taxable, “2019A-1”, 4.55%, 7/01/2040	1,326,000	1,021,722
		$22,297,844
Natural Gas - Distribution – 0.2%
Boston Gas Co., 3.757%, 3/16/2032 (n)	$5,000,000	$4,083,131

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Oils – 0.1%
MC Brazil Downstream Trading S.à r.l., 7.25%, 6/30/2031 (n)	$3,294,918	$2,344,334
Other Banks & Diversified Financials – 1.7%
Ally Financial, Inc., 6.7%, 2/14/2033	$10,634,000	$8,938,518
BBVA Bancomer S.A., 8.45%, 6/29/2038 (n)	5,833,000	5,564,444
Discover Financial Services, 6.7%, 11/29/2032	11,552,000	10,701,876
Macquarie Group Ltd., 4.442% to 6/21/2032, FLR (SOFR - 1 day + 2.405%) to 6/21/2033 (n)	8,358,000	6,928,891
Northern Trust Corp., 6.125%, 11/02/2032	6,550,000	6,313,722
Synchrony Financial, 7.25%, 2/02/2033	9,603,000	8,143,433
		$46,590,884
Personal Computers & Peripherals – 0.3%
NCR Corp., 5.125%, 4/15/2029 (n)	$8,000,000	$6,879,335
Pharmaceuticals – 0.2%
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)	$6,000,000	$5,182,561
Precious Metals & Minerals – 0.6%
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)	$3,500,000	$3,001,214
Northern Star Resources Ltd. Co., 6.125%, 4/11/2033 (n)	13,176,000	12,043,583
		$15,044,797
Printing & Publishing – 0.1%
Cimpress PLC, 7%, 6/15/2026	$3,500,000	$3,238,970
Real Estate - Office – 0.5%
Boston Properties LP, REIT, 2.55%, 4/01/2032	$7,442,000	$5,162,708
Boston Properties LP, REIT, 2.45%, 10/01/2033	10,849,000	7,051,819
		$12,214,527
Retailers – 0.1%
Alimentation Couche-Tard, Inc., 2.95%, 1/25/2030 (n)	$2,180,000	$1,804,483
Specialty Stores – 0.6%
DICK'S Sporting Goods, 3.15%, 1/15/2032	$17,118,000	$12,918,135
Genuine Parts Co., 2.75%, 2/01/2032	5,031,000	3,793,913
		$16,712,048
Telecommunications - Wireless – 0.9%
Cellnex Finance Co. S.A., 3.875%, 7/07/2041 (n)	$1,582,000	$1,054,522
Crown Castle, Inc., REIT, 4.15%, 7/01/2050	2,318,000	1,546,762
CT Trust, 5.125%, 2/03/2032 (n)	765,000	589,420
Rogers Communications, Inc., 4.35%, 5/01/2049	7,277,000	4,954,548
Rogers Communications, Inc., 4.55%, 3/15/2052	2,147,000	1,484,971
Sitios Latinoamerica, S.A.B. de C.V., 5.375%, 4/04/2032	2,583,000	2,174,198

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Telecommunications - Wireless – continued
T-Mobile USA, Inc., 2.55%, 2/15/2031	$3,423,000	$2,667,019
T-Mobile USA, Inc., 4.375%, 4/15/2040	5,189,000	4,013,360
Vodafone Group PLC, 5.625%, 2/10/2053	7,731,000	6,502,337
		$24,987,137
Tobacco – 1.4%
B.A.T. Capital Corp., 3.215%, 9/06/2026	$1,869,000	$1,730,923
B.A.T. Capital Corp., 6.343%, 8/02/2030	1,316,000	1,277,196
B.A.T. Capital Corp., 4.742%, 3/16/2032	16,783,000	14,418,772
Imperial Brands Finance PLC, 6.125%, 7/27/2027 (n)	8,569,000	8,491,922
Philip Morris International, Inc., 5.75%, 11/17/2032	5,581,000	5,332,081
Philip Morris International, Inc., 5.375%, 2/15/2033	6,000,000	5,543,381
		$36,794,275
Transportation - Services – 0.3%
Acu Petroleo Luxembourg S.à r.l., 7.5%, 1/13/2032 (n)	$2,819,211	$2,544,210
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)	2,461,000	2,229,051
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	823,000	805,302
JSW Infrastructure Ltd., 4.95%, 1/21/2029 (n)	2,855,000	2,443,336
		$8,021,899
U.S. Treasury Obligations – 43.0%
U.S. Treasury Bonds, 1.375%, 11/15/2040	$35,900,000	$20,234,418
U.S. Treasury Bonds, 1.75%, 8/15/2041	11,300,000	6,708,934
U.S. Treasury Bonds, 2.375%, 2/15/2042	91,500,000	60,418,594
U.S. Treasury Bonds, 4%, 11/15/2042	137,099,000	116,223,536
U.S. Treasury Bonds, 3.875%, 5/15/2043	11,500,000	9,550,391
U.S. Treasury Bonds, 4.375%, 8/15/2043	74,800,000	66,712,250
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	7,646,000	4,934,358
U.S. Treasury Bonds, 2.375%, 11/15/2049	9,526,900	5,723,583
U.S. Treasury Bonds, 1.625%, 11/15/2050	8,400,000	4,114,359
U.S. Treasury Bonds, 2.25%, 2/15/2052	90,700,000	52,205,645
U.S. Treasury Bonds, 4.125%, 8/15/2053	27,700,000	23,696,484
U.S. Treasury Notes, 4.25%, 12/31/2024	12,400,000	12,241,609
U.S. Treasury Notes, 3.875%, 3/31/2025	21,500,000	21,098,555
U.S. Treasury Notes, 4.75%, 7/31/2025	132,200,000	131,337,601
U.S. Treasury Notes, 5%, 8/31/2025	82,100,000	81,926,820
U.S. Treasury Notes, 0.875%, 6/30/2026	88,000,000	79,275,626
U.S. Treasury Notes, 2.5%, 3/31/2027	233,300,000	216,085,012
U.S. Treasury Notes, 4.125%, 7/31/2028	172,100,000	166,957,168
U.S. Treasury Notes, 4.125%, 11/15/2032	49,225,000	46,375,334
U.S. Treasury Notes, 4%, 11/15/2052	43,474,000	36,331,357
		$1,162,151,634

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – 1.9%
AES Gener S.A., 6.35% to 4/07/2025, FLR (CMT - 5yr. + 4.917%) to 4/07/2030, FLR (CMT - 5yr. + 5.167%) to 4/07/2045, FLR (CMT - 5yr. + 5.917%) to 10/07/2079 (n)	$760,000	$702,392
American Electric Power Co., Inc., 5.95%, 11/01/2032	3,437,000	3,321,073
Calpine Corp., 5.125%, 3/15/2028 (n)	7,500,000	6,711,989
Calpine Corp., 3.75%, 3/01/2031 (n)	4,900,000	3,904,369
Continuum Energy Aura Pte. Ltd., 9.5%, 2/24/2027 (n)	2,375,000	2,340,291
Enel Finance International N.V., 7.5%, 10/14/2032 (n)	13,669,000	14,130,458
ENGIE Energía Chile S.A., 3.4%, 1/28/2030	4,000,000	3,215,379
Greenko Power II Ltd., 4.3%, 12/13/2028	4,321,222	3,621,416
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)	1,000,000	880,550
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)	359,000	275,308
Mercury Chile Holdco LLC, 6.5%, 1/24/2027 (n)	1,793,000	1,605,817
Pacific Gas & Electric Co., 5.45%, 6/15/2027	4,527,000	4,325,445
Pacific Gas & Electric Co., 3%, 6/15/2028	614,000	519,653
Pacific Gas & Electric Co., 6.4%, 6/15/2033	3,000,000	2,815,328
Pacific Gas & Electric Co., 3.5%, 8/01/2050	2,250,000	1,252,151
ReNew Wind Energy AP2/ReNew Power Private Ltd., 4.5%, 7/14/2028 (n)	3,442,000	2,815,726
		$52,437,345
Utilities - Other – 0.1%
Aegea Finance S.à r.l., 9%, 1/20/2031 (n)	$3,779,000	$3,769,553
Total Bonds (Identified Cost, $2,879,990,859)		$2,654,696,342
Investment Companies (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $67,983,963)	67,982,459	$67,989,257

Other Assets, Less Liabilities – (0.8)%		(22,656,421)
Net Assets – 100.0%		$2,700,029,178

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $67,989,257 and $2,654,696,342, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments – continued
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $793,791,703, representing 29.4% of net assets.
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(w)	When-issued security.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
ReadyCap Commercial Mortgage Trust, 2021-FL7, “D”, FLR, 8.389% ((SOFR - 1mo. + 0.11448%) + 2.95%), 11/25/2036	11/12/21	$1,770,000	$1,610,571
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
EUR	Euro
MXN	Mexican Peso
UYU	Uruguayan Peso

Portfolio of Investments – continued
Derivative Contracts at 10/31/23
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	8,372,734	BRL	41,272,555	Barclays Bank PLC	12/04/2023	$219,180
USD	1,606,310	EUR	1,511,723	State Street Bank Corp.	1/19/2024	646
						$219,826
Liability Derivatives
USD	9,875,596	MXN	182,306,465	HSBC Bank	1/19/2024	$(99,965)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	784	$158,698,751	December – 2023	$(702,634)
U.S. Treasury Note 5 yr	Long	USD	739	77,208,180	December – 2023	(1,235,836)
U.S. Treasury Ultra Bond 30 yr	Long	USD	317	35,682,312	December – 2023	(4,748,927)
						$(6,687,397)
At October 31, 2023, the fund had liquid securities with an aggregate value of $4,074,740 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,879,990,859)	$2,654,696,342
Investments in affiliated issuers, at value (identified cost, $67,983,963)	67,989,257
Cash	58,256
Receivables for
Forward foreign currency exchange contracts	219,826
Investments sold	4,947,709
Fund shares sold	26,067,079
Interest and dividends	29,929,552
Receivable from investment adviser	367,565
Total assets	$2,784,275,586
Liabilities
Payables for
Distributions	$82,393
Forward foreign currency exchange contracts	99,965
Net daily variation margin on open futures contracts	92,522
Investments purchased	72,350,573
When-issued investments purchased	5,078,000
Fund shares reacquired	5,531,632
Payable to affiliates
Administrative services fee	2,161
Shareholder servicing costs	514,813
Distribution and service fees	8,093
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	486,242
Total liabilities	$84,246,408
Net assets	$2,700,029,178
Net assets consist of
Paid-in capital	$2,996,110,395
Total distributable earnings (loss)	(296,081,217)
Net assets	$2,700,029,178
Shares of beneficial interest outstanding	487,221,150

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$521,280,587	93,926,760	$5.55
Class B	1,412,650	256,239	5.51
Class C	16,494,043	2,999,515	5.50
Class I	1,561,587,711	281,989,752	5.54
Class R6	599,254,187	108,048,884	5.55

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $5.80 [100 / 95.75 x $5.55]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$99,544,099
Dividends from affiliated issuers	2,232,020
Total investment income	$101,776,119
Expenses
Management fee	$8,997,137
Distribution and service fees	1,262,937
Shareholder servicing costs	1,449,122
Administrative services fee	283,706
Independent Trustees' compensation	33,446
Custodian fee	118,280
Shareholder communications	119,278
Audit and tax fees	81,058
Legal fees	9,732
Miscellaneous	614,124
Total expenses	$12,968,820
Fees paid indirectly	(2,326)
Reduction of expenses by investment adviser and distributor	(2,998,039)
Net expenses	$9,968,455
Net investment income (loss)	$91,807,664
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(23,268,467)
Affiliated issuers	(24,268)
Futures contracts	(10,638,609)
Forward foreign currency exchange contracts	515,766
Foreign currency	10,279
Net realized gain (loss)	$(33,405,299)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(84,154,393)
Affiliated issuers	4,518
Futures contracts	1,489,630
Forward foreign currency exchange contracts	134,517
Translation of assets and liabilities in foreign currencies	(18,328)
Net unrealized gain (loss)	$(82,544,056)
Net realized and unrealized gain (loss)	$(115,949,355)
Change in net assets from operations	$(24,141,691)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$91,807,664	$24,434,770
Net realized gain (loss)	(33,405,299)	(28,118,934)
Net unrealized gain (loss)	(82,544,056)	(156,826,220)
Change in net assets from operations	$(24,141,691)	$(160,510,384)
Total distributions to shareholders	$(93,463,724)	$(30,562,894)
Change in net assets from fund share transactions	$1,759,303,809	$655,076,090
Total change in net assets	$1,641,698,394	$464,002,812
Net assets
At beginning of period	1,058,330,784	594,327,972
At end of period	$2,700,029,178	$1,058,330,784
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$5.70	$7.05	$7.04	$6.80	$6.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.16	$0.14	$0.18	$0.20
Net realized and unrealized gain (loss)	(0.15)	(1.28)	0.04	0.25	0.53
Total from investment operations	$0.12	$(1.12)	$0.18	$0.43	$0.73
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.16)	$(0.16)	$(0.19)	$(0.20)
From net realized gain	—	(0.07)	(0.01)	—	—
Total distributions declared to shareholders	$(0.27)	$(0.23)	$(0.17)	$(0.19)	$(0.20)
Net asset value, end of period (x)	$5.55	$5.70	$7.05	$7.04	$6.80
Total return (%) (r)(s)(t)(x)	1.99	(16.28)	2.67	6.46	11.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.93	0.95	0.99	1.09
Expenses after expense reductions (f)	0.73	0.73	0.73	0.76	1.02
Net investment income (loss)	4.65	2.55	2.02	2.64	3.05
Portfolio turnover	46	55	64	95	103
Net assets at end of period (000 omitted)	$521,281	$349,679	$329,668	$250,293	$210,404
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$5.66	$7.00	$6.99	$6.76	$6.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.11	$0.09	$0.13	$0.15
Net realized and unrealized gain (loss)	(0.14)	(1.27)	0.04	0.24	0.54
Total from investment operations	$0.08	$(1.16)	$0.13	$0.37	$0.69
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.11)	$(0.11)	$(0.14)	$(0.15)
From net realized gain	—	(0.07)	(0.01)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.18)	$(0.12)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$5.51	$5.66	$7.00	$6.99	$6.76
Total return (%) (r)(s)(t)(x)	1.22	(16.90)	1.91	5.54	11.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.68	1.70	1.74	1.84
Expenses after expense reductions (f)	1.48	1.48	1.48	1.51	1.78
Net investment income (loss)	3.85	1.68	1.30	1.92	2.31
Portfolio turnover	46	55	64	95	103
Net assets at end of period (000 omitted)	$1,413	$2,005	$4,365	$6,402	$11,016

Class C	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$5.65	$6.98	$6.97	$6.74	$6.21
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.11	$0.09	$0.13	$0.15
Net realized and unrealized gain (loss)	(0.15)	(1.26)	0.04	0.24	0.53
Total from investment operations	$0.08	$(1.15)	$0.13	$0.37	$0.68
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.11)	$(0.11)	$(0.14)	$(0.15)
From net realized gain	—	(0.07)	(0.01)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.18)	$(0.12)	$(0.14)	$(0.15)
Net asset value, end of period (x)	$5.50	$5.65	$6.98	$6.97	$6.74
Total return (%) (r)(s)(t)(x)	1.21	(16.81)	1.91	5.55	11.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.68	1.70	1.74	1.84
Expenses after expense reductions (f)	1.48	1.48	1.48	1.51	1.78
Net investment income (loss)	3.89	1.74	1.30	1.90	2.31
Portfolio turnover	46	55	64	95	103
Net assets at end of period (000 omitted)	$16,494	$10,201	$14,461	$19,035	$17,783
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$5.69	$7.03	$7.03	$6.79	$6.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.18	$0.16	$0.20	$0.21
Net realized and unrealized gain (loss)	(0.15)	(1.28)	0.03	0.25	0.54
Total from investment operations	$0.14	$(1.10)	$0.19	$0.45	$0.75
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.17)	$(0.18)	$(0.21)	$(0.22)
From net realized gain	—	(0.07)	(0.01)	—	—
Total distributions declared to shareholders	$(0.29)	$(0.24)	$(0.19)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$5.54	$5.69	$7.03	$7.03	$6.79
Total return (%) (r)(s)(t)(x)	2.24	(15.97)	2.78	6.73	12.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.68	0.70	0.74	0.84
Expenses after expense reductions (f)	0.48	0.48	0.48	0.51	0.77
Net investment income (loss)	4.92	2.92	2.26	2.86	3.28
Portfolio turnover	46	55	64	95	103
Net assets at end of period (000 omitted)	$1,561,588	$439,494	$159,393	$114,592	$50,067

Class R6	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$5.70	$7.04	$7.04	$6.80	$6.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.19	$0.16	$0.20	$0.22
Net realized and unrealized gain (loss)	(0.15)	(1.28)	0.04	0.25	0.53
Total from investment operations	$0.14	$(1.09)	$0.20	$0.45	$0.75
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.18)	$(0.19)	$(0.21)	$(0.22)
From net realized gain	—	(0.07)	(0.01)	—	—
Total distributions declared to shareholders	$(0.29)	$(0.25)	$(0.20)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$5.55	$5.70	$7.04	$7.04	$6.80
Total return (%) (r)(s)(t)(x)	2.33	(15.87)	2.87	6.81	12.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.60	0.61	0.66	0.76
Expenses after expense reductions (f)	0.39	0.40	0.40	0.43	0.70
Net investment income (loss)	4.99	2.99	2.28	2.95	3.37
Portfolio turnover	46	55	64	95	103
Net assets at end of period (000 omitted)	$599,254	$256,953	$86,441	$26,095	$14,141

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Income Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the

Notes to Financial Statements  - continued
adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$1,162,151,634	$—	$1,162,151,634
Non - U.S. Sovereign Debt	—	54,022,163	—	54,022,163
Municipal Bonds	—	22,297,844	—	22,297,844
U.S. Corporate Bonds	—	667,367,556	—	667,367,556
Residential Mortgage-Backed Securities	—	3,166,679	—	3,166,679
Commercial Mortgage-Backed Securities	—	94,988,555	—	94,988,555
Asset-Backed Securities (including CDOs)	—	314,597,988	—	314,597,988
Foreign Bonds	—	336,103,923	—	336,103,923
Mutual Funds	67,989,257	—	—	67,989,257
Total	$67,989,257	$2,654,696,342	$—	$2,722,685,599
Other Financial Instruments
Futures Contracts – Liabilities	$(6,687,397)	$—	$—	$(6,687,397)
Forward Foreign Currency Exchange Contracts – Assets	—	219,826	—	219,826
Forward Foreign Currency Exchange Contracts – Liabilities	—	(99,965)	—	(99,965)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements  - continued
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 10/31/22	$31,743
Realized gain (loss)	34,880
Change in unrealized appreciation or depreciation	(31,743)
Sales	(34,880)
Balance as of 10/31/23	$—
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange.  The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$—	$(6,687,397)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	219,826	(99,965)
Total		$219,826	$(6,787,362)
(a)	Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(10,638,609)	$—
Foreign Exchange	—	515,766
Total	$(10,638,609)	$515,766
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,489,630	$—
Foreign Exchange	—	134,517
Total	$1,489,630	$134,517
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements  - continued
across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

Notes to Financial Statements  - continued
unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell securities on a when-issued or delayed delivery basis.  In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Purchase and sale commitments for when-issued or delayed delivery securities are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy, and included in When-issued investments purchased and When-issued investments sold in the Statement of Assets and Liabilities, as applicable. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring,

Notes to Financial Statements  - continued
incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$93,463,724	$25,309,459
Long-term capital gains	—	5,253,435
Total distributions	$93,463,724	$30,562,894

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$2,944,115,214
Gross appreciation	2,309,145
Gross depreciation	(230,306,296)
Net unrealized appreciation (depreciation)	$(227,997,151)
Undistributed ordinary income	13,172,988
Capital loss carryforwards	(69,514,389)
Other temporary differences	(11,742,665)
Total distributable earnings (loss)	$(296,081,217)
As of October 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(33,178,490)
Long-Term	(36,335,899)
Total	$(69,514,389)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund's realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/23	Year ended 10/31/22
Class A	$20,810,542	$12,152,878
Class B	66,157	89,235
Class C	543,103	352,211
Class I	50,756,398	11,025,908
Class R6	21,287,524	6,942,662
Total	$93,463,724	$30,562,894

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.45%
In excess of $2.5 billion	0.40%
The investment adviser has agreed in writing to reduce its management fee to 0.40% of the fund’s average daily net assets annually up to $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $1,439,485, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $241,341, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class's average daily net assets:
Classes
A	B	C	I	R6
0.73%	1.48%	1.48%	0.48%	0.40%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this reduction amounted to $1,317,027, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $48,132 for the year ended October 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and

Notes to Financial Statements  - continued
another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,108,537
Class B	0.75%	0.25%	1.00%	1.00%	17,143
Class C	0.75%	0.25%	1.00%	1.00%	137,257
Total Distribution and Service Fees					$1,262,937
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2023, this rebate amounted to $186 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2023, were as follows:
Amount
Class A	$27,323
Class B	753
Class C	2,532
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2023, the fee was $140,101, which equated to 0.0074% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,309,021.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0150% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 34 shares of Class R6 for an aggregate amount of $211.
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$1,370,157,875	$551,773,596
Non-U.S. Government securities	1,211,207,109	292,750,612
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	43,066,064	$252,378,456	25,801,280	$166,081,925
Class B	29,902	174,258	28,547	181,009
Class C	1,774,203	10,356,294	485,282	3,099,644
Class I	265,387,619	1,547,541,834	88,037,884	560,940,244
Class R6	77,484,757	453,385,254	42,237,750	272,061,000
	387,742,545	$2,263,836,096	156,590,743	$1,002,363,822

Notes to Financial Statements  - continued
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,498,629	$20,456,993	1,840,707	$11,848,014
Class B	11,197	65,216	13,128	85,953
Class C	93,694	542,627	54,363	351,725
Class I	8,694,092	50,597,375	1,743,850	10,927,238
Class R6	3,587,788	20,918,218	1,102,754	6,923,945
	15,885,400	$92,580,429	4,754,802	$30,136,875
Shares reacquired
Class A	(14,009,247)	$(81,933,704)	(13,060,725)	$(82,828,010)
Class B	(139,080)	(809,245)	(311,278)	(1,999,755)
Class C	(675,227)	(3,924,257)	(804,219)	(5,087,016)
Class I	(69,369,932)	(404,578,480)	(35,164,107)	(222,324,945)
Class R6	(18,141,460)	(105,867,030)	(10,494,765)	(65,184,881)
	(102,334,946)	$(597,112,716)	(59,835,094)	$(377,424,607)
Net change
Class A	32,555,446	$190,901,745	14,581,262	$95,101,929
Class B	(97,981)	(569,771)	(269,603)	(1,732,793)
Class C	1,192,670	6,974,664	(264,574)	(1,635,647)
Class I	204,711,779	1,193,560,729	54,617,627	349,542,537
Class R6	62,931,085	368,436,442	32,845,739	213,800,064
	301,292,999	$1,759,303,809	101,510,451	$655,076,090
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an

Notes to Financial Statements  - continued
agreed upon spread. For the year ended October 31, 2023, the fund’s commitment fee and interest expense were $8,687 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$38,543,970	$1,832,727,261	$1,803,262,224	$(24,268)	$4,518	$67,989,257

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,232,020	$—
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such

Notes to Financial Statements  - continued
alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Income Fund and the Board of Trustees of
MFS Series Trust VIII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VIII (the “Trust”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VIII) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
December 14, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Neeraj Arora Philipp Burgener David Cole Alexander Mackey Joshua Marston Michael Skatrud

Board Review of Investment Advisory Agreement
MFS Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 2nd quintile for the one-year period and 1st quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS has agreed in writing to reduce its advisory fee and that MFS currently observes an expense limitation for the Fund, each of which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into

Board Review of Investment Advisory Agreement - continued
account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
October 31, 2023
MFS®  Global Growth Fund
WGF-ANN

MFS® Global Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	7.1%
Visa, Inc., “A”	3.6%
Alphabet, Inc., “A”	3.1%
Accenture PLC, “A”	3.1%
Apple, Inc.	2.6%
Canadian Pacific Kansas City Ltd.	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.3%
Tencent Holdings Ltd.	2.1%
ICON PLC	2.0%
Church & Dwight Co., Inc.	2.0%
GICS equity sectors (g)
Information Technology	27.2%
Financials	14.1%
Consumer Discretionary	11.9%
Health Care	11.6%
Industrials	11.4%
Communication Services	9.3%
Consumer Staples	8.2%
Materials	2.0%
Utilities	1.6%
Real Estate	1.5%
Issuer country weightings (x)
United States	71.2%
Canada	5.9%
France	3.6%
United Kingdom	3.5%
China	3.1%
Switzerland	2.3%
Taiwan	2.3%
South Korea	2.2%
India	1.8%
Other Countries	4.1%
Currency exposure weightings (y)
United States Dollar	74.4%
Euro	6.5%
British Pound Sterling	3.5%
Canadian Dollar	3.4%
Swiss Franc	2.3%
Taiwan Dollar	2.3%
South Korean Won	2.2%
Hong Kong Dollar	2.1%
Indian Rupee	1.8%
Other Currencies	1.5%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of October 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended October 31, 2023, Class A shares of the MFS Global Growth Fund (fund) provided a total return of 11.34%, at net asset value. This compares with a return of 17.07% for the fund’s benchmark, the MSCI All Country World Growth Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the US housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its Zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates.
Against an environment of relatively tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, coupled with low levels of unemployment across developed markets and hopes that inflation levels have peaked, were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the MSCI All Country World Growth Index, stock selection and an underweight position in the information technology sector held back performance, led by the timing of the fund's underweight position in computer graphics processor maker NVIDIA. The stock price of NVIDIA climbed as the company reported earnings results well above investors’ expectations, primarily due to stronger-than-anticipated revenue growth within its data center, generative AI (artificial intelligence) and networking segments. NVIDIA’s guidance growth also came in significantly above expectations, driven by continued robust demand related to generative AI, which further supported the stock.
3

Management Review - continued
Stock selection within the communication services sector also held back relative results. Within this sector, not owning shares of social networking service provider Meta Platforms and an overweight position in video game maker Electronic Arts weakened relative returns. The share price of Meta Platforms advanced on the back of robust earnings performance led by ad revenue growth, stronger-than-anticipated operating income and the company’s more conservative outlook for its operating expenses.
The combination of overweight positions and security selection in both the financials and consumer staples sectors also hindered relative performance. Within the financials sector, the timing of the fund's overweight position in financial services provider Charles Schwab and holdings of global banking and payments technology provider Fidelity National Information Services(b)(h) dampened relative results. The share price of Charles Schwab declined at the beginning of the calendar year along with the regional bank failures. During the reporting period, Charles Schwab's clients also withdrew cash deposits to pursue higher interest rates, which in turn further weighed on the share price performance. Within the consumer staples sector, an overweight position in beauty products maker Estee Lauder Companies and the timing of the fund's overweight position in spices, seasoning and flavoring products manufacturer McCormick also held back relative returns.
Stocks in other sectors that detracted from relative performance included the fund’s overweight positions in rail freight transportation services provider Canadian Pacific Kansas City and life sciences and diagnostics solutions provider Agilent Technologies. Additionally, not owning shares of strong-performing internet retailer Amazon.com further weakened relative returns.
Contributors to Performance
Stock selection within the consumer discretionary sector contributed to the fund’s relative performance. Within this sector, not owning shares of poor-performing electric vehicle manufacturer Tesla and building materials and home improvements retailer Home Depot aided relative returns. The share price of Tesla declined over the current macroeconomic backdrop, particularly higher interest rates that continued to weigh on affordability as monthly car repayments trended up. Increased operating expenses, driven by Cybertruck, AI and other research & development projects, coupled with increased production ramp-up costs, further weighed on Tesla’s stock price. The fund’s holdings of online and mobile commerce company Alibaba Group Holding(b)(h) (China) and general merchandise discount retailer B&M European Value Retail(b) (United Kingdom), and its overweight position in sporting goods producer Adidas (Germany), further supported relative returns.
Elsewhere, the fund’s overweight positions in software company Adobe Systems, household, personal care and specialty products manufacturer Church & Dwight, and technology company Alphabet benefited relative performance. The share price of Adobe Systems appreciated as the company reported strong performance across the board, driven by operating margin expansion and significant technological advancements around generative AI. An underweight position in computer and personal electronics maker Apple and the fund’s holdings of diversified industrial manufacturer Eaton(b) further helped relative returns. Apple’s share price lagged the overall market as the company posted declining sales and a subdued growth outlook, primarily due to declining iPad and Mac sales following the pandemic-driven surge.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Jeffrey Constantino and Joseph Skorski
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 10/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 10/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	11/18/1993	11.34%	9.37%	8.52%
B	11/18/1993	10.51%	8.55%	7.71%
C	1/03/1994	10.51%	8.55%	7.71%
I	1/02/1997	11.62%	9.64%	8.79%
R1	4/01/2005	10.51%	8.56%	7.71%
R2	10/31/2003	11.06%	9.09%	8.25%
R3	4/01/2005	11.33%	9.37%	8.52%
R4	4/01/2005	11.61%	9.64%	8.79%
R6	3/01/2013	11.70%	9.73%	8.87%
Comparative benchmark(s)
MSCI All Country World Growth Index (net div) (f)	17.07%	9.95%	8.85%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	4.93%	8.08%	7.88%
B With CDSC (Declining over six years from 4% to 0%) (v)	6.51%	8.26%	7.71%
C With CDSC (1% for 12 months) (v)	9.51%	8.55%	7.71%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
May 1, 2023 through October 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2023 through October 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/23	Ending Account Value 10/31/23	Expenses Paid During Period (p) 5/01/23-10/31/23
A	Actual	1.22%	$1,000.00	$964.04	$6.04
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	1.97%	$1,000.00	$960.29	$9.73
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
C	Actual	1.97%	$1,000.00	$960.37	$9.73
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
I	Actual	0.97%	$1,000.00	$965.14	$4.80
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R1	Actual	1.97%	$1,000.00	$960.49	$9.73
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
R2	Actual	1.47%	$1,000.00	$962.76	$7.27
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R3	Actual	1.22%	$1,000.00	$963.85	$6.04
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R4	Actual	0.97%	$1,000.00	$965.27	$4.80
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R6	Actual	0.89%	$1,000.00	$965.54	$4.41
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
10/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.8%
Alcoholic Beverages – 2.1%
Diageo PLC	243,537	$9,228,898
Kweichow Moutai Co. Ltd.	32,767	7,542,755
		$16,771,653
Apparel Manufacturers – 5.4%
Adidas AG	42,269	$7,477,991
Burberry Group PLC	277,744	5,722,585
LVMH Moet Hennessy Louis Vuitton SE	18,709	13,389,424
NIKE, Inc., “B”	153,692	15,794,927
		$42,384,927
Automotive – 1.2%
Aptiv PLC (a)	109,963	$9,588,774
Broadcasting – 1.1%
Walt Disney Co. (a)	105,619	$8,617,454
Brokerage & Asset Managers – 1.4%
Brookfield Asset Management Ltd.	175,836	$5,040,188
Charles Schwab Corp.	118,250	6,153,730
		$11,193,918
Business Services – 7.9%
Accenture PLC, “A”	80,854	$24,020,915
CGI, Inc. (a)	133,513	12,889,649
Equifax, Inc.	24,981	4,236,028
Experian PLC	112,153	3,411,668
Fiserv, Inc. (a)	95,462	10,858,802
Thomson Reuters Corp.	27,862	3,337,413
Verisk Analytics, Inc., “A”	14,520	3,301,267
		$62,055,742
Computer Software – 8.6%
Adobe Systems, Inc. (a)	22,238	$11,831,950
Microsoft Corp.	163,853	55,400,338
		$67,232,288
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 3.8%
Apple, Inc.	117,935	$20,139,760
Capgemini	28,216	5,001,283
Samsung Electronics Co. Ltd.	92,460	4,610,581
		$29,751,624
Construction – 2.4%
Otis Worldwide Corp.	106,790	$8,245,256
Sherwin-Williams Co.	43,007	10,244,697
		$18,489,953
Consumer Products – 3.1%
Church & Dwight Co., Inc.	175,234	$15,935,780
Estee Lauder Cos., Inc., “A”	66,376	8,553,875
		$24,489,655
Electrical Equipment – 5.4%
Amphenol Corp., “A”	191,673	$15,439,260
Fortive Corp.	41,602	2,715,779
Hubbell, Inc.	24,718	6,676,332
Schneider Electric SE	64,446	9,910,166
TE Connectivity Ltd.	64,010	7,543,578
		$42,285,115
Electronics – 5.6%
Analog Devices, Inc.	89,198	$14,033,521
NVIDIA Corp.	19,037	7,763,289
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	211,700	18,271,827
Texas Instruments, Inc.	28,306	4,019,735
		$44,088,372
Food & Beverages – 2.9%
McCormick & Co., Inc.	202,259	$12,924,350
Nestle S.A.	78,068	8,422,280
PepsiCo, Inc.	8,748	1,428,373
		$22,775,003
General Merchandise – 1.9%
B&M European Value Retail S.A.	1,433,633	$9,233,269
Dollarama, Inc.	83,365	5,692,926
		$14,926,195
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – 2.7%
Aon PLC	44,234	$13,685,999
Marsh & McLennan Cos., Inc.	39,972	7,580,690
		$21,266,689
Internet – 8.3%
Alphabet, Inc., “A” (a)	195,439	$24,250,071
Gartner, Inc. (a)	37,575	12,476,403
NAVER Corp.	88,849	12,457,121
Tencent Holdings Ltd.	435,900	16,147,845
		$65,331,440
Leisure & Toys – 0.6%
Electronic Arts, Inc.	38,652	$4,784,731
Machinery & Tools – 2.6%
Daikin Industries Ltd.	29,700	$4,277,171
Eaton Corp. PLC	56,936	11,837,564
Veralto Corp. (a)	59,270	4,089,630
		$20,204,365
Medical & Health Technology & Services – 2.0%
ICON PLC (a)	65,494	$15,977,916
Medical Equipment – 9.6%
Abbott Laboratories	39,319	$3,717,612
Agilent Technologies, Inc.	140,328	14,505,705
Becton, Dickinson and Co.	31,549	7,974,956
Boston Scientific Corp. (a)	253,133	12,957,878
Danaher Corp.	42,612	8,182,356
STERIS PLC	70,996	14,907,740
Stryker Corp.	18,311	4,947,999
Thermo Fisher Scientific, Inc.	18,036	8,021,872
		$75,216,118
Other Banks & Diversified Financials – 8.6%
Credicorp Ltd.	44,745	$5,591,335
HDFC Bank Ltd.	801,117	14,222,378
Julius Baer Group Ltd.	70,621	4,182,436
Mastercard, Inc., “A”	15,967	6,009,180
Moody's Corp.	30,097	9,269,876
Visa, Inc., “A”	118,367	27,828,082
		$67,103,287
Printing & Publishing – 1.0%
Wolters Kluwer N.V.	61,315	$7,884,403
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Railroad & Shipping – 2.5%
Canadian Pacific Kansas City Ltd.	271,665	$19,280,065
Restaurants – 0.7%
Starbucks Corp.	55,427	$5,112,587
Specialty Chemicals – 0.7%
Sika AG	24,096	$5,745,531
Specialty Stores – 2.7%
Ross Stores, Inc.	99,150	$11,498,425
TJX Cos., Inc.	109,036	9,602,801
		$21,101,226
Telecommunications - Wireless – 2.4%
American Tower Corp., REIT	66,512	$11,851,773
Cellnex Telecom S.A.	233,827	6,892,144
		$18,743,917
Utilities - Electric Power – 1.6%
Xcel Energy, Inc.	204,810	$12,139,089
Total Common Stocks (Identified Cost, $578,361,192)		$774,542,037
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 5.43% (v) (Identified Cost, $8,213,006)	8,213,005	$8,213,826

Other Assets, Less Liabilities – 0.1%		949,597
Net Assets – 100.0%		$783,705,460

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $8,213,826 and $774,542,037, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 10/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $578,361,192)	$774,542,037
Investments in affiliated issuers, at value (identified cost, $8,213,006)	8,213,826
Cash	15
Receivables for
Fund shares sold	1,472,367
Dividends	931,740
Receivable from investment adviser	50,422
Other assets	12
Total assets	$785,210,419
Liabilities
Payables for
Fund shares reacquired	$812,844
Payable to affiliates
Administrative services fee	663
Shareholder servicing costs	150,261
Distribution and service fees	5,138
Payable for independent Trustees' compensation	13
Deferred foreign capital gains tax expense payable	339,155
Accrued expenses and other liabilities	196,885
Total liabilities	$1,504,959
Net assets	$783,705,460
Net assets consist of
Paid-in capital	$570,391,360
Total distributable earnings (loss)	213,314,100
Net assets	$783,705,460
Shares of beneficial interest outstanding	14,741,822
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$308,130,895	5,895,113	$52.27
Class B	2,204,813	52,101	42.32
Class C	10,321,618	247,643	41.68
Class I	118,565,841	2,184,778	54.27
Class R1	651,428	15,672	41.57
Class R2	2,259,511	45,528	49.63
Class R3	14,615,449	281,120	51.99
Class R4	7,315,030	138,524	52.81
Class R6	319,640,875	5,881,343	54.35

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $55.46 [100 / 94.25 x $52.27]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 10/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$9,965,702
Dividends from affiliated issuers	417,548
Income on securities loaned	403
Other	312
Foreign taxes withheld	(423,794)
Total investment income	$9,960,171
Expenses
Management fee	$6,893,501
Distribution and service fees	969,786
Shareholder servicing costs	530,085
Administrative services fee	121,360
Independent Trustees' compensation	14,626
Custodian fee	83,761
Shareholder communications	58,579
Audit and tax fees	87,730
Legal fees	3,695
Miscellaneous	213,260
Total expenses	$8,976,383
Fees paid indirectly	(297)
Reduction of expenses by investment adviser and distributor	(819,215)
Net expenses	$8,156,871
Net investment income (loss)	$1,803,300
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,916 foreign capital gains tax)	$19,537,701
Affiliated issuers	571
Foreign currency	(34,497)
Net realized gain (loss)	$19,503,775
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $34,553 decrease in deferred foreign capital gains tax)	$51,299,661
Affiliated issuers	820
Translation of assets and liabilities in foreign currencies	48,808
Net unrealized gain (loss)	$51,349,289
Net realized and unrealized gain (loss)	$70,853,064
Change in net assets from operations	$72,656,364
See Notes to Financial Statements
17

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	10/31/23	10/31/22
Change in net assets
From operations
Net investment income (loss)	$1,803,300	$65,987
Net realized gain (loss)	19,503,775	26,165,847
Net unrealized gain (loss)	51,349,289	(203,512,852)
Change in net assets from operations	$72,656,364	$(177,281,018)
Total distributions to shareholders	$(23,467,992)	$(51,218,126)
Change in net assets from fund share transactions	$95,607,228	$8,944,365
Total change in net assets	$144,795,600	$(219,554,779)
Net assets
At beginning of period	638,909,860	858,464,639
At end of period	$783,705,460	$638,909,860
See Notes to Financial Statements
18

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$48.60	$65.93	$51.22	$46.53	$40.55
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$(0.07)	$(0.04)	$(0.01)	$0.10
Net realized and unrealized gain (loss)	5.41	(13.29)	16.54	5.62	7.73
Total from investment operations	$5.46	$(13.36)	$16.50	$5.61	$7.83
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.04)	$(0.04)
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.92)	$(1.85)
Net asset value, end of period (x)	$52.27	$48.60	$65.93	$51.22	$46.53
Total return (%) (r)(s)(t)(x)	11.34	(21.58)	32.86	12.17	20.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.33	1.32	1.36	1.38
Expenses after expense reductions (f)	1.22	1.22	1.22	1.21	1.31
Net investment income (loss)	0.09	(0.13)	(0.06)	(0.03)	0.23
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$308,131	$287,675	$391,787	$290,411	$283,181
See Notes to Financial Statements
19

Financial Highlights – continued
Class B	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$39.95	$55.29	$43.53	$39.93	$35.28
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.41)	$(0.42)	$(0.32)	$(0.20)
Net realized and unrealized gain (loss)	4.44	(10.96)	13.97	4.80	6.66
Total from investment operations	$4.16	$(11.37)	$13.55	$4.48	$6.46
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.88)	$(1.81)
Net asset value, end of period (x)	$42.32	$39.95	$55.29	$43.53	$39.93
Total return (%) (r)(s)(t)(x)	10.51	(22.17)	31.86	11.34	19.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.08	2.07	2.11	2.13
Expenses after expense reductions (f)	1.97	1.97	1.97	1.97	2.08
Net investment income (loss)	(0.65)	(0.88)	(0.82)	(0.78)	(0.54)
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$2,205	$2,646	$4,537	$4,277	$4,928

Class C	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$39.37	$54.55	$42.96	$39.42	$34.85
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.40)	$(0.41)	$(0.32)	$(0.20)
Net realized and unrealized gain (loss)	4.38	(10.81)	13.79	4.74	6.58
Total from investment operations	$4.10	$(11.21)	$13.38	$4.42	$6.38
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.88)	$(1.81)
Net asset value, end of period (x)	$41.68	$39.37	$54.55	$42.96	$39.42
Total return (%) (r)(s)(t)(x)	10.51	(22.17)	31.89	11.33	19.37
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.08	2.07	2.11	2.13
Expenses after expense reductions (f)	1.97	1.97	1.97	1.97	2.07
Net investment income (loss)	(0.66)	(0.88)	(0.81)	(0.78)	(0.55)
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$10,322	$10,690	$17,013	$14,222	$13,332
See Notes to Financial Statements
20

Financial Highlights – continued
Class I	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$50.27	$67.95	$52.63	$47.77	$41.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.07	$0.12	$0.09	$0.25
Net realized and unrealized gain (loss)	5.61	(13.74)	17.01	5.79	7.89
Total from investment operations	$5.79	$(13.67)	$17.13	$5.88	$8.14
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.02)	$(0.14)	$(0.14)
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(4.01)	$(1.81)	$(1.02)	$(1.95)
Net asset value, end of period (x)	$54.27	$50.27	$67.95	$52.63	$47.77
Total return (%) (r)(s)(t)(x)	11.62	(21.39)	33.19	12.45	20.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.07	1.10	1.13
Expenses after expense reductions (f)	0.97	0.97	0.97	0.97	1.06
Net investment income (loss)	0.32	0.12	0.19	0.17	0.56
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$118,566	$91,871	$126,593	$98,214	$83,727

Class R1	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$39.27	$54.42	$42.86	$39.33	$34.78
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.28)	$(0.40)	$(0.40)	$(0.32)	$(0.18)
Net realized and unrealized gain (loss)	4.37	(10.78)	13.75	4.73	6.54
Total from investment operations	$4.09	$(11.18)	$13.35	$4.41	$6.36
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.88)	$(1.81)
Net asset value, end of period (x)	$41.57	$39.27	$54.42	$42.86	$39.33
Total return (%) (r)(s)(t)(x)	10.51	(22.17)	31.89	11.33	19.35
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.08	2.07	2.11	2.13
Expenses after expense reductions (f)	1.97	1.97	1.97	1.97	2.10
Net investment income (loss)	(0.66)	(0.88)	(0.79)	(0.80)	(0.52)
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$651	$617	$766	$442	$317
See Notes to Financial Statements
21

Financial Highlights – continued
Class R2	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$46.34	$63.20	$49.29	$44.88	$39.24
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.20)	$(0.18)	$(0.13)	$(0.03)
Net realized and unrealized gain (loss)	5.16	(12.69)	15.88	5.42	7.48
Total from investment operations	$5.08	$(12.89)	$15.70	$5.29	$7.45
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.88)	$(1.81)
Net asset value, end of period (x)	$49.63	$46.34	$63.20	$49.29	$44.88
Total return (%) (r)(s)(t)(x)	11.06	(21.78)	32.52	11.90	19.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.58	1.57	1.61	1.63
Expenses after expense reductions (f)	1.47	1.47	1.47	1.47	1.58
Net investment income (loss)	(0.16)	(0.38)	(0.31)	(0.27)	(0.07)
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$2,260	$2,219	$4,491	$3,207	$2,202

Class R3	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$48.35	$65.62	$50.99	$46.29	$40.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.07)	$(0.05)	$(0.01)	$0.08
Net realized and unrealized gain (loss)	5.44	(13.23)	16.47	5.59	7.71
Total from investment operations	$5.43	$(13.30)	$16.42	$5.58	$7.79
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00)(w)	$(0.02)
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(3.97)	$(1.79)	$(0.88)	$(1.83)
Net asset value, end of period (x)	$51.99	$48.35	$65.62	$50.99	$46.29
Total return (%) (r)(s)(t)(x)	11.33	(21.59)	32.86	12.18	20.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.33	1.32	1.36	1.38
Expenses after expense reductions (f)	1.22	1.22	1.22	1.22	1.33
Net investment income (loss)	(0.02)	(0.13)	(0.07)	(0.02)	0.19
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$14,615	$3,240	$4,915	$4,237	$4,106
See Notes to Financial Statements
22

Financial Highlights – continued
Class R4	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$48.97	$66.29	$51.38	$46.65	$40.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.07	$0.11	$0.11	$0.21
Net realized and unrealized gain (loss)	5.45	(13.38)	16.60	5.64	7.73
Total from investment operations	$5.63	$(13.31)	$16.71	$5.75	$7.94
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.01)	$(0.14)	$(0.14)
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(4.01)	$(1.80)	$(1.02)	$(1.95)
Net asset value, end of period (x)	$52.81	$48.97	$66.29	$51.38	$46.65
Total return (%) (r)(s)(t)(x)	11.61	(21.38)	33.19	12.47	20.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.07	1.11	1.13
Expenses after expense reductions (f)	0.97	0.97	0.97	0.97	1.06
Net investment income (loss)	0.33	0.13	0.18	0.22	0.49
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$7,315	$1,816	$2,153	$1,613	$1,662

Class R6	Year ended
	10/31/23	10/31/22	10/31/21	10/31/20	10/31/19
Net asset value, beginning of period	$50.31	$67.99	$52.65	$47.77	$41.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.12	$0.17	$0.14	$0.23
Net realized and unrealized gain (loss)	5.60	(13.74)	17.01	5.78	7.93
Total from investment operations	$5.83	$(13.62)	$17.18	$5.92	$8.16
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.05)	$(0.16)	$(0.17)
From net realized gain	(1.79)	(3.97)	(1.79)	(0.88)	(1.81)
Total distributions declared to shareholders	$(1.79)	$(4.06)	$(1.84)	$(1.04)	$(1.98)
Net asset value, end of period (x)	$54.35	$50.31	$67.99	$52.65	$47.77
Total return (%) (r)(s)(t)(x)	11.70	(21.31)	33.30	12.54	20.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.00	0.99	1.03	1.05
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	0.99
Net investment income (loss)	0.41	0.20	0.27	0.28	0.53
Portfolio turnover	24	20	22	39	21
Net assets at end of period (000 omitted)	$319,641	$238,136	$306,209	$212,634	$126,958

See Notes to Financial Statements
23

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Global Growth Fund (the fund) is a diversified series of MFS Series Trust VIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
25

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
26

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$548,678,705	$—	$—	$548,678,705
Canada	46,240,241	—	—	46,240,241
France	—	28,300,873	—	28,300,873
United Kingdom	—	27,596,420	—	27,596,420
China	7,542,755	16,147,845	—	23,690,600
Switzerland	5,745,531	12,604,716	—	18,350,247
Taiwan	18,271,827	—	—	18,271,827
South Korea	—	17,067,702	—	17,067,702
India	—	14,222,378	—	14,222,378
Other Countries	13,069,326	19,053,718	—	32,123,044
Mutual Funds	8,213,826	—	—	8,213,826
Total	$647,762,211	$134,993,652	$—	$782,755,863
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the
27

Notes to Financial Statements  - continued
fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the
28

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 10/31/23	Year ended 10/31/22
Ordinary income (including any short-term capital gains)	$196,628	$5,593,687
Long-term capital gains	23,271,364	45,624,439
Total distributions	$23,467,992	$51,218,126
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 10/31/23
Cost of investments	$589,208,319
Gross appreciation	232,560,064
Gross depreciation	(39,012,520)
Net unrealized appreciation (depreciation)	$193,547,544
Undistributed ordinary income	3,167,001
Undistributed long-term capital gain	16,606,158
Other temporary differences	(6,603)
Total distributable earnings (loss)	$213,314,100
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
29

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 10/31/23	Year ended 10/31/22
Class A	$10,509,223	$23,491,411
Class B	116,099	309,629
Class C	473,653	1,215,564
Class I	3,263,175	7,468,790
Class R1	28,436	56,495
Class R2	85,967	273,119
Class R3	118,756	298,884
Class R4	259,848	123,454
Class R6	8,612,835	17,980,780
Total	$23,467,992	$51,218,126
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.75%
In excess of $2 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this management fee reduction amounted to $98,092, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.22%	1.97%	1.97%	0.97%	1.97%	1.47%	1.22%	0.97%	0.90%
30

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2025. For the year ended October 31, 2023, this reduction amounted to $721,013, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $31,155 for the year ended October 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes.  One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries. The distribution and service fees are computed daily and paid monthly.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 797,235
Class B	0.75%	0.25%	1.00%	1.00%	26,294
Class C	0.75%	0.25%	1.00%	1.00%	113,150
Class R1	0.75%	0.25%	1.00%	1.00%	7,021
Class R2	0.25%	0.25%	0.50%	0.50%	11,628
Class R3	—	0.25%	0.25%	0.25%	14,458
Total Distribution and Service Fees					$969,786
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended October 31, 2023, this rebate amounted to $110 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
31

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2023, were as follows:
Amount
Class A	$1,693
Class B	893
Class C	291
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended October 31, 2023, the fee was $107,373, which equated to 0.0140% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $422,712.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund.  Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services.  The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the year ended October 31, 2023 was equivalent to an annual effective rate of 0.0158% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended October 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $248,354,938 and $180,623,196, respectively.
32

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	502,306	$27,148,603	483,754	$27,408,011
Class B	278	12,066	204	11,025
Class C	30,264	1,308,524	19,153	859,818
Class I	764,990	42,182,869	818,474	44,853,839
Class R1	2,329	98,536	2,318	104,219
Class R2	8,523	438,253	6,357	330,334
Class R3	260,558	13,935,952	10,773	549,985
Class R4	151,653	8,046,962	6,075	346,432
Class R6	2,130,366	117,258,751	1,149,066	64,935,458
	3,851,267	$210,430,516	2,496,174	$139,399,121
Shares issued to shareholders in reinvestment of distributions
Class A	197,858	$10,041,644	361,063	$22,433,130
Class B	2,764	114,360	5,950	305,932
Class C	11,565	471,153	23,930	1,212,544
Class I	61,672	3,242,697	115,424	7,402,140
Class R1	700	28,436	1,118	56,495
Class R2	1,780	85,967	4,599	273,076
Class R3	2,353	118,756	4,836	298,883
Class R4	5,079	259,848	1,976	123,453
Class R6	157,524	8,288,929	272,289	17,459,199
	441,295	$22,651,790	791,185	$49,564,852
Shares reacquired
Class A	(724,193)	$(38,685,234)	(867,724)	$(48,815,737)
Class B	(17,161)	(749,248)	(21,988)	(1,045,537)
Class C	(65,721)	(2,818,849)	(83,457)	(3,752,277)
Class I	(469,266)	(25,699,068)	(969,502)	(53,919,443)
Class R1	(3,073)	(131,378)	(1,797)	(80,509)
Class R2	(12,651)	(637,166)	(34,145)	(1,791,567)
Class R3	(48,802)	(2,595,365)	(23,501)	(1,310,152)
Class R4	(55,286)	(2,888,223)	(3,452)	(215,116)
Class R6	(1,140,209)	(63,270,547)	(1,191,261)	(69,089,270)
	(2,536,362)	$(137,475,078)	(3,196,827)	$(180,019,608)
33

Notes to Financial Statements  - continued
	Year ended 10/31/23		Year ended 10/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(24,029)	$(1,494,987)	(22,907)	$1,025,404
Class B	(14,119)	(622,822)	(15,834)	(728,580)
Class C	(23,892)	(1,039,172)	(40,374)	(1,679,915)
Class I	357,396	19,726,498	(35,604)	(1,663,464)
Class R1	(44)	(4,406)	1,639	80,205
Class R2	(2,348)	(112,946)	(23,189)	(1,188,157)
Class R3	214,109	11,459,343	(7,892)	(461,284)
Class R4	101,446	5,418,587	4,599	254,769
Class R6	1,147,681	62,277,133	230,094	13,305,387
	1,756,200	$95,607,228	90,532	$8,944,365
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective September 29, 2023, purchases of Class R1 and Class R2 shares were closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2023, the fund’s commitment fee and interest expense were $3,865 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
34

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,633,510	$120,771,222	$116,192,297	$571	$820	$8,213,826

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$417,548	$—
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust VIII and the Shareholders of MFS Global Growth Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Growth Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
36

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of December 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 57)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 69)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 72)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 68)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 66)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 55)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 56)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 47)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 49)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
40

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jeffrey Constantino Joseph Skorski
41

Board Review of Investment Advisory Agreement
MFS Global Growth Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2023 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2022 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about
42

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2022, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Class I shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2022 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by
43

Board Review of Investment Advisory Agreement - continued
Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
44

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2023.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $26,220,000 as capital gain dividends paid during the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
46

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
48

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended October 31, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	2022
MFS Global Growth Fund	71,996	66,600

Fees billed by E&Y:		Audit Fees
	2023	2022
MFS Income Fund	68,150	63,046

For the fiscal years ended October 31, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS Global Growth Fund	0	0	0	400	0	0

Fees billed by Deloitte:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Global Growth	0	0	0	0	0	3,790
Fund *

Fees Billed by Deloitte:			Aggregate Fees for Non-audit Services
			2023		2022
To MFS Global Growth Fund, MFS and
MFS Related Entities#			0		4,190

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS Income Fund	0	0	259	255	0	79

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Income Fund*	0	662,511	0	0	3,600	111,415
Fees Billed by E&Y:			Aggregate Fees for Non-		audit Services
			2023		2022
To MFS Income Fund, MFS and MFS
Related Entities#			298,609		904,690

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-

1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

Item 4(i):

Not applicable.

Item 4(j):

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

ITEM 14. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VIII

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: December 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: December 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: December 14, 2023

* Print name and title of each signing officer under his or her signature.